SCHEDULE OF OMITTED
                                 PROMISSORY NOTE


The Company has also entered into two additional Promissory Notes which are substantially identical to the following Promissory Note in all material respects except as to the Borrower, Principal Balance and Monthly Payment. Listed below are the material details in which such documents differ from the document filed as part of this exhibit.



             Borrower                    Principal Balance   Monthly Payment
  ------------------------------------ ------------------- -----------------

  AIOP Brentwood West, L.L.C.            $  7,400,000.00       $51,669.00

  AIOP Serendipity, L.L.C.               $  4,900,000.00       $36,534.00

                                 PROMISSORY NOTE

$18,450,000.00                                                 November 10, 1998
                                                                Orlando, Florida
                                                               GEC Loan No. 3279

1.       Promise to Pay.

         FOR VALUE RECEIVED, the undersigned, AIOP GULFSTREAM HARBOR, L.L.C., a Delaware limited liability company ("Borrower"), promises to pay in lawful money of the United States of America to the order of GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY, a Delaware corporation ("Lender"), at P. O. Box 490, Seattle, Washington 98111-0490, ATTN: Real Estate Department, or such other place either within or without the State of Washington as Lender may designate in writing from time to time, the principal sum of Eighteen Million Four Hundred Fifty Thousand and No/100 Dollars ($18,450,000.00) with interest from the date hereof on the unpaid principal balance at the rate set forth below.

2.       Interest.

         Interest shall accrue on the unpaid principal balance at a rate from the date hereof to the Maturity Date at six and one-half percent (6.50%) per annum.

3.       Payments and Term.

         Principal and interest shall be due and payable as follows:

(a) A payment of all interest to accrue hereon from the Disbursement Date to and including the last day of the month during which the Disbursement Date occurs shall be due and payable on the Disbursement Date. For purposes hereof, the "Disbursement Date" shall be the date on which disbursement of loan proceeds occurs.

(b) Monthly payments of principal and interest in the sum of One Hundred Thirty-seven Thousand Five Hundred Fifty-Nine and No/100 Dollars ($137,559.00) each shall be due and payable on the first day of each calendar month, commencing on the first day of the second calendar month following the Disbursement Date and continuing on the first day of each calendar month thereafter to and including the twentieth (20th) Anniversary Date. These monthly payments are based upon the twenty (20) year amortization period beginning on December 1, 1998.

(c) The entire indebtedness evidenced by this Note, if not sooner paid, shall be due and payable on October 31, 2018, the Maturity Date.

         All payments on account of the indebtedness evidenced by this Note shall be first applied to interest, costs and prepayment fees (if any) and then to principal. Interest shall be computed on the basis of a 360-day year


DOCUMENTARY STAMP TAXES IN THE AMOUNT OF $64,575.00 HAVE BEEN PAID UPON AND AFFIXED TO THE MORTGAGE SECURING THIS NOTE.

consisting of twelve 30-day months, except that interest for a portion of a month (such as may be required under paragraph 3 (a) above) shall be computed on the basis of a 365-day year (or a 366-day year during a leap year).

4.       Prepayment.

         This Note may be prepaid in full or in part,  upon giving Lender thirty
(30) days' prior written notice, by paying, in addition to the principal amount prepaid (and if prepaid in full, accrued interest and all other sums due under the terms hereof), a prepayment premium ("Premium") equal to the present value of the series of Payment Differentials (as defined below) from the prepayment date to the Maturity Date, discounted using the Discount Factor (as defined below) and the Number of Payments or Periods (as defined below) (monthly compounding) calculated as follows:



         (a) If 6.5% is less than the "Ask Yield" of the non-callable United States Government Treasury Note with a maturity closest to the mid-point between the fifth business day preceding the prepayment date and the Maturity Date as published in The Wall Street Journal on the fifth (5th) business day preceding the prepayment date (the "Treasury Yield") (and if more than one such issue, then the issue with the coupon rate closest to the interest rate then in effect on this Note) plus fifty basis points (0.50%) (the "Reinvestment Yield"), the Premium will be one percent (1%) of the amount of principal prepaid.

         (b) If 6.5% equals or exceeds the Reinvestment Yield, the Premium will be the sum of:

                  (i) One percent (1%) of the amount of principal prepaid, plus

                  (ii)     The   present   value  of  the   series  of   Payment
                           Differentials from the prepayment date to the Maturity Date. The present value will be calculated by Lender using a financial calculator or present value tables selected by Lender and the (i) Discount Factor, (ii) Number of Payments or Periods, and (iii) Payment Differential, as said terms are hereinafter defined:

                                    i.      The  "Discount  Factor"  is equal to
                                            one-twelfth     (1/12)     of    the
                                            Reinvestment Yield.

                                    ii.     The  "Number of Payments or Periods"
                                            is equal  to the  number  of  months
                                            left to the Maturity  Date  (rounded
                                            up to the nearest whole number).

                                    iii.    The  "Payment  Differential"  is the
                                            difference   between   the   monthly
                                            payment    which    amortizes    the
                                            principal  prepaid  to zero over the
                                            Number  of   Payments   or  Periods,
                                            calculated,  first, at 6.5% (if this
                                            Note is prepaid  in full,  then this
                                            is the  monthly  payment  stated  in
                                            this  Note)  and,  second,   at  the
                                            Reinvestment Yield.

         If  the   publication  The  Wall  Street  Journal  is  discontinued  or publication of the yield of United States Treasury notes in The Wall Street Journal is discontinued, Lender shall, in its sole discretion, designate some other daily financial or governmental publication of national circulation.

         In the event the Lender accelerates the amount due prior to the Maturity Date, the Borrower shall immediately pay to the Lender all amounts described in this Note, including but not limited to, the prepayment Premium.

         Provided, however, that there shall be no prepayment fee payable on principal prepaid during the sixty (60) days prior to the Maturity Date. Any partial prepayment shall be applied upon payments due hereon in the inverse order of their respective due dates.

         In addition to the prepayment provisions above, Borrower may, during each loan year, prepay up to five percent (5%) of the principal balance outstanding on the first day of that loan year upon three (3) days prior written notice to Lender without the payment of any prepayment fee, such prepayment privilege being non-cumulative on a loan year to loan year basis.

5.       Restrictions on Transfer and Encumbrance.

         Borrower and Lender acknowledge and agree that the Mortgage referred to in paragraph 9 below contains the following paragraphs 4.1 and 4.2:

               "4.1     Restrictions on Transfer or Encumbrance of the Property.

                  (a) A "Transfer" is: any sale (by contract or otherwise), encumbrance, conveyance or other transfer of all or any interest in the Property; or any change in the ownership of any stock interest in a corporate Mortgagor, in the ownership of any membership interest or in the manager of a limited liability company Mortgagor, in the ownership of any general partnership interest in any general or limited partnership Mortgagor, or in the ownership of any beneficial interest in any other Mortgagor which is not a natural person or persons (including without limitation a trust); or any change in the ownership of any stock, membership, general partnership or other beneficial interest in any corporation, limited liability company, partnership, trust or other entity, organization or association directly or indirectly owning an interest in Mortgagor, or a change in the manager of a limited liability company. Changes in the ownership of a limited partnership interest in a limited partnership (including sale of publicly traded partnership units) shall not be deemed a "Transfer."

                  (b) In the event of a Transfer without Mortgagee's prior written consent, Mortgagee may at its sole option declare the Transfer an Event of Default under this Mortgage and invoke any remedy or remedies provided for in paragraph 8.1 hereof, or may at its sole option consent to such Transfer. Mortgagee may condition its consent to a Transfer upon the payment of a fee to Mortgagee, or an increase in the rate of interest due under the Note, or the items in paragraph 4.1(d) below, or any combination of the foregoing. Neither of the foregoing options shall apply, however, in the case of a Transfer under any will, trust or applicable law of descent arising because of the death of an individual so long as Mortgagee is given prompt notice of the Transfer and the transferee. Mortgagee's consent to a Transfer or its waiver of an Event of Default by reason of a Transfer shall not constitute a consent or waiver of any right, remedy or power accruing to Mortgagee by reason of any subsequent Transfer.

                  (c) Mortgagee will give its written consent to Transfers of interests in Mortgagor or of interests in an entity with an ownership interest in Mortgagor to the transferor's spouse or lineal descendant or to an estate planning trust whose trustees and beneficiaries are the transferor or the transferor's spouse or lineal descendant if Mortgagor gives Mortgagee prior written notice accompanied by copies of the proposed Transfer documents and a $500 transfer review fee.

                  (d) Notwithstanding the foregoing prohibitions on transfers, Mortgagee will give its written consent to Transfers of membership interests in the Mortgagor entity so long as Asset Investors Operating Partnership, L.P. remains managing member of Mortgagor with management responsibility and control, and with a direct or indirect ownership interest in the Mortgagor entity of at least 51%, and so long as (a) Mortgagor gives Mortgagee 30 days prior written notice of the proposed transfer accompanied by a $500.00 non-refundable transfer review fee and copies of the proposed transfer documents; and (b) the transferee and, if requested by Mortgagee, the transferee's financial statements, tax returns and credit history are satisfactory to Mortgagee in its reasonable business judgment.

                  (e) For any Transfer permitted under this Mortgage or requested by Mortgagor, Mortgagee may condition its consent upon: the Property having been and assurances that it shall continue to be well maintained and managed in a manner reasonably satisfactory to Mortgagee; Mortgagee's reasonable approval of the Transfer terms, documents and background materials; there being no uncured Event of Default under this Mortgage; Mortgagor furnishing an endorsement to Mortgagee's title insurance policy insuring the continued validity and priority of the lien of this Mortgage following the Transfer and such subordination agreements and other documents as may be required by Mortgagee or its title company to issue the endorsement. Unless Mortgagee in its sole discretion otherwise agrees in writing at that time, no Transfer shall release the transferor from any liability under the Loan Documents or the environmental Indemnity. By accepting a Transfer, the transferee assumes any and all liability of the transferor under the Loan Documents and the environmental Indemnity to the extent the transferor has any personal liability. At Mortgagee's request, the parties shall execute agreements, guaranties and indemnities in form and substance acceptable to Mortgagee. Regardless whether Mortgagee consents to a Transfer request, Mortgagor agrees to pay all of Mortgagee's reasonable out-of-pocket expenses incurred in connection with any Transfer request, including without limitation title fees and attorneys' fees and costs, and Mortgagee may condition its willingness to consider a Transfer request upon a deposit to pay for Mortgagee's expenses.

4.2 Loan Assumption Provision. Notwithstanding any provision of this Mortgage to the contrary, Mortgagee will consent to two sales of the Property and assumption by the purchaser of the indebtedness secured hereby, provided that:

                  (a)      Mortgagor is not then in default under this Mortgage;

                  (b) The purchaser of the Property, the financial statements, financial strength, tax returns and credit history of the purchaser, the sale agreement and related documents, and all aspects of the sale are satisfactory to Mortgagee;

                  (c) The purchaser evidences a history of property management satisfactory to Mortgagee or contracts for management of the Property with a property management firm satisfactory to Mortgagee;

                  (d) If the amount then due on the Note exceeds seventy-five percent (75%) of the sale price of the Property, the balance due on the Note, at the Mortgagee's election, must be reduced, by payment thereon, to an amount which does not exceed seventy-five percent (75%) of the sale price;

                  (e) Mortgagee receives in cash an assumption fee of the greater of Five Thousand and No/100 Dollars ($5,000.00) or One Percent (1.00%) of the outstanding loan balance at the time of the assumption, plus its reasonable legal and administrative expenses, incurred in connection with such sale and assumption;

                  (f) Mortgagor furnishes to Mortgagee, at Mortgagor's expense, an endorsement to Mortgagee's title insurance policy insuring the continued validity, enforceability and priority of the Mortgage following the assumption. The form and content of the endorsement shall be reasonably satisfactory to Mortgagee. If required by the Mortgagee or the title Insurer, the Mortgagor shall furnish subordination agreements from tenants of the Property and other necessary parties in form and substance acceptable to the Mortgagee and the title insurer;

                  (g) Unless Mortgagee in its sole discretion otherwise agrees in writing at that time, no such sale or assumption shall release Mortgagor or any guarantor or other person from liability, or otherwise affect the liability of Mortgagor or any such guarantor or other person, for payment of the indebtedness secured hereby;

                  (h) In the event the Loan was made with a requirement imposed upon the Mortgagor to complete any specified repairs of the Property, the Mortgagor shall not be entitled to a consent by Mortgagee pursuant to the terms of this provision until such repairs have been completed to Mortgagee's satisfaction; and

                  (i) The Mortgagee may, at its option, require tax reserves as referred to in paragraph 3.1 of this Mortgage, whether or not previously waived conditionally or otherwise, as a condition to its consent."

6.       Default.

         (a) The occurrence of any one or more of the following shall constitute an event of default ("Event of Default") under this
                  Note:

                  (i) Failure to make any payment of principal or interest when due hereon, followed by the failure to make such payment within ten (10) days after written notice thereof given to Borrower by Lender; provided, however, that Lender shall not be obligated to give Borrower written notice prior to exercising its remedies with respect to such default if Lender had previously given Borrower during that calendar year a notice of default for failure to make a payment of principal or interest hereon. Once Lender has given such notice to Borrower during any calendar year, failure by Borrower to make any payment of principal or interest within ten (10) days of the date when due shall constitute an Event of Default.

                  (ii) The occurrence of any other Event of Default under the Mortgage referred to in paragraph 9 below.

         (b) Time is of the essence. If an Event of Default occurs under this Note:

                  (i) the entire principal balance hereof and all accrued interest shall, at the option of Lender, without notice, bear interest at a rate from time to time equal to five (5) percentage points over what would otherwise be the Note rate (or the maximum rate permitted by applicable law if that is less) from the date of the Event of Default until such Event of Default is cured, and such rate shall also apply to post judgment interest, and

                  (ii) the entire principal balance hereof and all accrued interest shall immediately become due and payable at the option of Lender, without notice.

         Lender's failure to exercise any option hereunder shall not constitute a waiver of the right to exercise the same for any subsequent Event of Default.

         (c) Lender may accept partial payments or payments marked "payment in full" or "in satisfaction" or words to similar effect at any time. Acceptance of such payment shall not affect or vary the duty of Borrower to pay all obligations when due hereunder and shall not affect or impair the right of Lender to pursue all remedies available to it hereunder, or under any of the other loan documents securing or guarantying payment hereof or executed in connection herewith.

7.       Late Charges.

         Borrower acknowledges that, if any payment under this Note is not made when due, Lender will as a result thereof incur costs not contemplated by this Note, the exact amount of which would be extremely difficult or impracticable to ascertain. Such costs include without limitation processing and accounting charges. Accordingly, Borrower hereby agrees to pay to Lender with respect to each payment which is not received by Lender within ten (10) days after such payment is due under this Note a late charge equal to Five Percent (5%) of the amount of the payment. Borrower and Lender agree that such late charge represents a fair and reasonable estimate of the costs Lender will incur by reason of such late payment. Acceptance of such late charge by Lender shall in no event constitute a waiver of the default with respect to the overdue amount, and shall not prevent Lender from exercising any of the other rights and remedies available to Lender.

8.       Costs and Attorneys' Fees.

         If an Event of Default occurs under this Note and Lender consults an attorney regarding the enforcement of any of its rights under this Note or the Mortgage, or if this Note is placed in the hands of an attorney for collection, or if suit be brought to enforce this Note or the Mortgage, Borrower promises to pay all costs thereof, including attorneys' fees. Said costs and attorneys' fees shall include, without limitation, costs and attorneys' fees in any appeal or in a proceeding under any present or future federal bankruptcy act or state receivership.

9.       Security.

         This Note is secured by a Mortgage, Assignment of Rents and Leases and Security Agreement ("Mortgage") and a separate Assignment of Rents and Leases ("Assignment") covering property located in Orange County, Florida ("Property"). It is also secured by an Unconditional Guaranty executed by Asset Investors Corporation, a Maryland corporation ("Guarantor").

10.      Waiver of Presentment, Etc.

         Borrower hereby waives presentment and demand for payment, notice of dishonor, protest and notice of protest.

11.      Limited Recourse Debt.

         Except as otherwise provided herein and the Indemnity of the Borrower of even date, the Borrower is hereby released from all personal liability hereunder to the extent such release does not operate to invalidate the lien of the Mortgage securing this Note. In the event of foreclosure of the Mortgage or other enforcement of the collection of the indebtedness evidenced by this Note, Lender agrees, and any holder hereof shall be deemed by acceptance hereof to have agreed, not to take a deficiency judgment against Borrower with respect to said indebtedness except as may be provided as follows in this paragraph. Notwithstanding the foregoing, however, Borrower shall be fully and personally liable to the holder of this Note for:

         (i) All damages suffered by the holder on account of waste to the Property, fraud or willful misrepresentation committed by Borrower;

         (ii) Any retention of rental income or other income of the Property after an Event of Default has occurred which remains uncured after any applicable notice and opportunity to cure, to the extent that any such retention is not applied to the operation of the Property (i.e., capital and operating expenses), and the retention of security deposits or other deposits made by tenants of the Property which are not paid to tenants when due or transferred to Lender or any other party acquiring the Property at a foreclosure sale or any transfer in lieu of foreclosure;

         (iii) Any property taxes or assessments accrued prior to the Lender's acquisition of title to the Property;

         (iv) The replacement cost of any personal property or fixtures encumbered by the Mortgage which are removed or disposed of by Borrower and not replaced as required by the Mortgage and then to the extent of the replacement cost of such personal property or fixtures;

         (v) The misapplication of any proceeds to the full extent of misapplied proceeds under any insurance policies or awards resulting from condemnation or the exercise of the power of eminent domain or by reason of damage or destruction to any portion of the Property or any building or buildings located thereon;

         (vi) Any loss resulting from Borrower's failure to maintain hazard or liability insurance as required under the terms of the Mortgage;

         (vii) All damages, liabilities, costs and expenses, including attorneys' fees, incurred by the Lender due to the presence of any Hazardous Substances (as defined in the Mortgage) on the Property and due to any breach of covenant, breach of warranty or misrepresentation by Borrower under the Mortgage, the Indemnity, or any of the other loan documents delivered in connection with the loan evidenced by this Note with respect to Hazardous Substances and Borrower's failure to perform any obligations under the Indemnity. There will be no liability of the Borrower for Hazardous Substances which are introduced to the Property subsequent to a permitted transfer of the Property by the Borrower or to the Lender's acquisition of title as a result of foreclosure or a deed in lieu of foreclosure; provided, however, the Borrower shall bear the burden of proof that the introduction and initial release of such Hazardous Substances (i) occurred subsequent to the transfer date, (ii) did not occur as a result of any action of the Borrower, and (iii) did not occur as a result of continuing migration or release of any Hazardous Substances introduced prior to the transfer date, in, on, under or near the Property;

         (viii) Any fees and costs including attorney fees incurred in enforcing and collecting any amounts due under this provision 11;

         (ix) The full amount due under this Note including accrued interest and other amounts due with respect to the Mortgage, the Assignment and any other loan documents executed by the Borrower in connection with this Note if there is a transfer of title to the Property without the Lender's consent; and

         (x) The full amount due under this Note including accrued interest and other amounts due with respect to the Mortgage, the Assignment and any other loan documents executed by the Borrower in connection with this Note if subordinate financing is placed against the Property without the Lender's consent.

         The foregoing limitation on personal liability is not intended and shall not be deemed to constitute a forgiveness of the indebtedness evidenced by this Note or a release of the obligation to repay said indebtedness according to the terms and provisions hereof, but shall operate solely to limit the remedies otherwise available to the holder hereof for the enforcement and collection of such indebtedness. As used in this paragraph, the term "Borrower" includes:

         (a)      Borrower (and each of them, if more than one),

         (b) all general partners of any Borrower which is a partnership, and

         (c)      all joint venturers of any Borrower which is a joint venture.

         The personal liability hereunder of all persons included within the term "Borrower" shall be joint and several. The provisions of this paragraph shall control over any conflicting provisions of this Note, the Mortgage or the Assignment. However, nothing contained in this paragraph 11 shall affect

Lender's ability to maintain any action against Borrower, or to obtain any judgment necessary to realize upon the Mortgage or any other security for this Note.

12.      Loan Charges.

         Interest, fees and charges collected or to be collected in connection with the indebtedness evidenced hereby shall not exceed the maximum, if any, permitted by any applicable law. If any such law is interpreted so that said interest, fees and/or charges would exceed any such maximum and Borrower is entitled to the benefit of such law, then:

         (i) such interest, fees and/or charges shall be reduced by the amount necessary to reduce the same to the permitted maximum; and

         (ii) any sums already collected from Borrower which exceeded the permitted maximum will be refunded. Lender may choose to make the refund either by treating the payments, to the extent of the excess, as prepayments of principal or by making a direct payment to Borrower. No prepayment premium shall be assessed on prepayments under this paragraph. The provisions of this paragraph shall control over any inconsistent provision of this Note or the Mortgage or any other document executed in connection with the indebtedness evidenced hereby.

13.      Governing Law.

         This Note shall be construed, enforced and otherwise governed by the laws of the State of Florida.

14.      Lender.

         As used herein, the term "Lender" shall mean holder and owner of this Note.

LENDER AND BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. BORROWER ACKNOWLEDGES THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO THE LENDER IN EXTENDING CREDIT TO THE BORROWER, THAT THE LENDER WOULD NOT HAVE EXTENDED CREDIT WITHOUT THIS JURY TRIAL WAIVER, AND THAT BORROWER HAS BEEN REPRESENTED BY AN ATTORNEY OR HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY IN CONNECTION WITH THIS JURY TRIAL WAIVER TO UNDERSTAND THE LEGAL EFFECT OF THIS WAIVER.

Witnesses:                            AIOP GULFSTREAM  HARBOR,  L.L.C.,
                                      a Delaware limited liability company

                                      By: Asset Investors Operating Partnership,
/s/ Diane S. Armstrong                    L.P., a Delaware limited partnership,
------------------------------            Managing Member
Print Name: Diane S. Armstrong

/s/ Peggy Purcell                         By:  Asset Investors Corporation, a
------------------------------                 Maryland corporation, General
Print Name: Peggy Purcell                      Partner


                                               By: /s/ David M. Becker
                                               ---------------------------------
                                               Name: David M. Becker
                                               Its:  Chief Financial Officer


STATE OF Colorado
COUNTY OF Denver

         The foregoing instrument was acknowledged before me this 10th day of November, 1998, by David M. Becker as Chief Financial Officer of ASSET INVESTORS CORPORATION, a Maryland corporation, General Partner of ASSET INVESTORS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, Managing Member of AIOP GULFSTREAM HARBOR, L.L.C., a Delaware limited liability company, on behalf of the limited liability company, limited partnership and corporation. He/She is personally known to me.


                                  NOTARY PUBLIC

                                            /s/ Lorri J. Owen
                                            -------------------------------
                                            Name:  Lorri J. Owen
                                            Serial #:
                                            My Commission Expires: July 02, 2001


3564-131-614682.3


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